Exhibit 10.1

COMMITMENT AND ACCEPTANCE

This Commitment and Acceptance (this “Commitment and Acceptance”) dated as of July 19, 2006, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

Reference is made to that certain Amended and Restated Credit Agreement dated April 22, 2005 by and among M/I Homes, Inc., JPMorgan Chase Bank, N.A., as Agent, and the Lenders party thereto (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).

Pursuant to subsection 2.6(b) of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitment from $735,000,000 to $750,000,000. Such increase in the Aggregate Commitment is to become effective on July 19, 2006 (the “Increase Date”). In connection with such requested increase in the Aggregate Commitment, Borrower, Agent and Bank of Montreal (“Accepting Lender”) hereby agree as follows:

1. ACCEPTING LENDER’S COMMITMENT. Effective as of the Increase Date, Accepting Lender shall become a party to the Credit Agreement as a Lender, shall have (subject to the provisions of subsection 2.6(b) of the Credit Agreement) all of the rights and obligations of a Lender thereunder, shall agree to be bound by the terms and provisions thereof and shall thereupon have a Commitment under and for purposes of the Credit Agreement in the amount set forth opposite Accepting Lender’s name on the signature pages hereof.

2. REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDER. Accepting Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Increase Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to subsection 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to this Commitment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Accepting Lender; and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3. REPRESENTATIONS OF BORROWER. Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no event or condition shall have occurred and then be continuing which constitutes a Default or Event of Default and (b) the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).

4. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal laws (including §735ILCS 105/5-1 et seq., but otherwise without regard to principles of conflict of law) of the State of Illinois but giving effect to federal laws applicable to national banks.

IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

M/I HOMES, INC.

By:
Name: Phillip G. Creek
Title: Senior Vice President, Chief Financial
Officer and Assistant Secretary

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

$15,000,000		BANK OF MONTREAL

By:
	Name:	Aaron Lanski
	Title:	Vice President